EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of SIMEX Technologies, Inc. (the “Company”) for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Kjell Jagelid, Chief Executive Officer, President and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 302 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2002	/s/ Kjell Jagelid

Kjell Jagelid Chief Executive Officer, President & Acting Chief Financial Officer

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